CALAMOS® FAMILY OF FUNDS

Supplement dated September 19, 2018 to the

Calamos Short-Term Bond Fund Statement of Additional Information dated August 29, 2018

Effective immediately, the following section is added above the subsection titled “U.S. Government Obligation” in the section titled “Investment Practices” on page 7 of the Statement of Additional Information:

CALCULATIONS OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt security by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s debt securities. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of a security will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the security will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, a security will be treated as having a maturity earlier than its stated maturity date if the security has technical features such as puts or demand features that, in the judgment of the Calamos Advisors, will result in the security being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt security with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the security if, in the judgment of Calamos Advisors, the periodic interest reset features will result in the security being valued in the market as though it has the earlier maturity.

Please retain this supplement for future reference.